PROSPECTUS SUPPLEMENT
                                  June 4, 2003*

American Express Variable Universal Life(SM) (May 1, 2003) S-6194 AD (5/03) American Express Variable Universal Life III(SM) (May 1, 2003) S-6189 G (5/03) American Express Succession Select(SM) Variable Life Insurance (May 1, 2003) S-6202 D (5/03)
IDS Life of New York Variable Universal Life Insurance (May 1, 2003)
S-6171 AE (5/03)
IDS Life of New York Variable Second-To-Die Life Insurance (May 1, 2003) S-6185 J (5/03)
IDS Life of New York Variable Universal Life III (May 1, 2003) S-6211 E (5/03)

The investment adviser description for IDS Life Series Fund - International Equity Portfolio under The Funds table is replaced with the following:

IDS Life, adviser; AEFC, subadviser; American Express Asset Management International, Inc., a wholly-owned subsidiary of AEFC, subadviser.







S-6202-2 A (6/03)

* Valid until next prospectus update.
Destroy May 1, 2004.